CURRENT REPORT OF MATERIAL EVENTS OR CORPORATE CHANGES

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 7, 2006

Level 3 Communications, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	47-0210602
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1025 Eldorado Blvd., Broomfield, Colorado	80021
(Address of principal executive offices)	(Zip code)

720-888-1000

(Registrant’s telephone number including area code)

Not applicable

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of the Registrant

On June 13, 2006, Level 3 Communications, Inc. (the “Company”) consummated its previously announced offerings of (i) 125,000,000 shares (the “Shares”) of its common stock, par value $.01 per share, and (ii) $335,000,000 aggregate principal amount of its 3.5% Convertible Senior Notes due 2012 (the “Notes”), which includes the exercise by the underwriters of such offering of the option to purchase $35,000,000 aggregate principal amount of Notes to cover overallotments.

All of these securities were offered pursuant to the Company’s effective Registration Statement on Form S-3 (File No. 333-53914) under the Securities Act of 1933, as amended.

The Notes were issued pursuant to that certain Amended and Restated Indenture, dated as of July 8, 2003, between the Company and The Bank of New York, as trustee (the “Trustee”), as supplemented by a Third Supplemental Indenture (the “Supplemental Indenture”), dated as of June 13, 2006, between the Company and the Trustee (as supplemented, the “Indenture”).

The Notes were priced to investors at 100% of the principal amount. The Notes are senior unsecured obligations of the Company, ranking equal in right of payment with all the Company’s existing and future unsubordinated indebtedness. The Notes will mature on June 15, 2012. Interest on the Notes will be payable on June 15 and December 15 of each year, beginning on December 15, 2006.

The Notes are convertible by holders into shares of the Company’s common stock at an initial conversion price of $5.46 per share (which is equivalent to a conversion rate of approximately 183.1502 shares of common stock per $1,000 principal amount of the Notes), subject to adjustment upon certain events, at any time before the close of business on June 15, 2012. At the Company’s option, in lieu of delivering shares of its common stock, the Company may elect to pay holders cash or a combination of cash and shares of common stock. If a holder elects to convert its notes in connection with certain changes in control, the Company will pay, to the extent described in the Indenture, a make whole premium by increasing the number of shares deliverable upon conversion of the Notes.

The Notes will be subject to redemption at the option of the Company, in whole or in part, at any time or from time to time, on or after June 15, 2010, upon not less than 30 nor more than 60 days’ prior notice, at the redemption prices set forth below (expressed as a percentage of principal amount), plus accrued and unpaid interest thereon (if any) to the redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date). The redemption price for the Notes, if redeemed during the twelve months beginning (i) June 15, 2010 is 101.17% and (ii) June 15, 2011 is 100.58%.

The Third Supplemental Indenture is filed as Exhibit 10.1 to this Form 8-K and incorporated herein by reference. The descriptions of the material terms of each of the Third Supplemental Indenture are qualified in their entirety by reference to such exhibit.

Item 8.01.	Other Events

On June 7, 2006, the Company entered into a purchase agreement with Merrill Lynch & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein relating to the underwritten public offering of the Shares (the “Common Stock Underwriting Agreement”) at a price to the public of $4.55 per share. In the Common Stock Underwriting Agreement, the Company also granted to the Underwriters (as defined in the Common Stock Underwriting Agreement”), a 30-day option to purchase up to 18,750,000 additional shares of the Company’s common stock to cover overallotments, if any. Pursuant to the terms of the Common Stock Underwriting Agreement, the Company sold the Shares to the underwriters at a price of $4.3452 per share. The Common Stock Underwriting Agreement contains usual and customary terms, conditions, representations and warranties and indemnification provisions.

Also on June 7, 2006, the Company entered into a purchase agreement with Merrill Lynch & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein relating to the underwritten public offering of the Notes (the “Notes Underwriting Agreement”). In the Notes Underwriting Agreement, the Company also granted to the Underwriters (as defined in the Notes Underwriting Agreement”) a 30-day option to purchase up to $45,000,000 aggregate principal amount of the Notes to cover overallotments, if any. On June 12, 2006, the underwriters exercised their option to purchase an aggregate of $35,000,000 principal amount of the Notes to cover overallotments. Pursuant to the terms of the Notes Underwriting Agreement, the Company sold the Notes to the Underwriters at a price of 97.5% per $1,000 Note. The Notes Underwriting Agreement contains usual and customary terms, conditions, representations and warranties and indemnification provisions.

The Common Stock Underwriting Agreement is filed as Exhibit 10.2 to this Form 8-K and incorporated herein by reference. The Notes Underwriting Agreement is filed as Exhibit 10.3 to this Form 8-K and incorporated herein by reference. The descriptions of the material terms of each of the Common Stock Underwriting Agreement and the Notes Underwriting Agreement are qualified in their entirety by reference to such exhibit, as the case may be.

A legality opinion of Willkie Farr & Gallagher LLP with respect to the validity of the Shares and the Notes is attached hereto as Exhibit 5 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

None

(b)	Pro Forma Financial Information

None

(c)	Shell Company Transactions

None

(d)	Exhibits

5	Opinion of Willkie Farr & Gallagher LLP.

10.1	Third Supplemental Indenture between Level 3 Communications, Inc. and The Bank of New York, as Trustee, relating to up to $345,000,000 aggregate principal amount of 3.5% Convertible Senior Notes due 2012, dated as of June 13, 2006 supplement to the Amended and Restated Indenture dated as of July 8, 2003 (Senior Debt Securities).

10.2	Purchase Agreement, dated June 7, 2006, between Level 3 Communications, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several Underwriters named on Schedule I thereto relating to the underwritten offering of shares of Level 3 Communications, Inc.’s common stock.

10.3	Purchase Agreement, dated June 7, 2006, between Level 3 Communications, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several Underwriters named on Schedule I thereto relating to the underwritten offering of Level 3 Communications, Inc.’s 3.5% Convertible Senior Notes due 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Level 3 Communications, Inc.

By:	s/ Neil J. Eckstein
Neil J. Eckstein, Senior Vice President

Dated: June 13, 2006